Exhibit 10.1

PURCHASE AGREEMENT

$25,000,000

VCBI CAPITAL TRUST IV

THIS AGREEMENT (the “Agreement”), made as of this 22 day of September, 2008 by and among Virginia Commerce Bancorp, Inc., a Virginia corporation (the “Company”), VCBI Capital Trust IV, a Delaware statutory trust (the “Trust and together with the Company, the Offerors”) and the purchasers identified on the signature pages attached hereto (each a “Purchaser and collectively the “Purchasers”).

WHEREAS, the Trust and Company desire that the Trust issue and sell, and the Purchasers desire to purchase, in the aggregate, 25,000 of the 10.20% preferred securities (liquidation amount of $1,000.00 per security) of the Trust (the “Preferred Securities”), which such Preferred Securities shall be guaranteed by the Company to the extent provided in the Guarantee Agreement, to be dated as of the Closing Date (as defined in Section 2(a) hereof) (the “Guarantee Agreement”), between the Company, as guarantor, and Wilmington Trust Company, as guarantee trustee (the “Guarantee Trustee”), with respect to distributions and payments upon liquidation, redemption and otherwise.

WHEREAS, the entire proceeds from the sale of the Preferred Securities will be combined with the entire proceeds from the sale by the Trust to the Company of its common securities (the “Common Securities”), and will be used by the Trust to purchase the relevant portion of the $25,775,000.00 aggregate principal amount of 10.20% Junior Subordinated Debentures due 2038 (the “Debentures”) issued by the Company, which Debentures will be issued pursuant to the Indenture, to be dated as of the Closing Date (the “Indenture”), between the Company and Wilmington Trust Company, as indenture trustee (the “Indenture Trustee”).

WHEREAS, the Preferred Securities and the Common Securities will be issued pursuant to the Amended and Restated Declaration of Trust, to be dated as of the Closing Date (the “Declaration”), among the Company, as sponsor, the Administrators named therein (the “Administrators”), Wilmington Trust Company, as Property Trustee (the “Property Trustee”), Wilmington Trust Company, as Delaware trustee (the “Delaware Trustee”), and the holders, from time to time, of undivided beneficial interests in the assets of the Trust, the Indenture, the Guarantee Agreement, the Declaration, the Warrants and this Agreement (as defined in Section 2(a) hereof) hereinafter being referred to collectively as the “Operative Documents.”

WHEREAS, as a further inducement to the purchase of the Preferred Securities, the Company desires that there be issued to each Purchaser, warrants to purchase 60 shares of the common stock $1.00 par value, of the Company (the “Common Stock”) for each $1,000.00 of liquidation amount of Preferred Securities purchased, which such Warrants shall be exercisable immediately upon issuance and through the fifth anniversary of issuance, at an exercise price per share (payable in cash, or when the Company is not restricted from acquiring or repurchasing shares of its common stock, in shares of common stock, or a combination thereof) of Common Stock equal to 120% of the average of the closing prices of the Company’s common stock on the Nasdaq Global Select Market for the five trading days immediately preceding the Closing Date, but in no event lower than the market value of the common stock on the day prior to the date of execution of the Purchase Agreement.

NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

SECTION 1. Purchase and Sale of Preferred Securities; Warrants; Closing.

(a) Subject to the terms and conditions of this Agreement, each Purchaser severally, and not jointly, hereby agrees that at Closing, such Purchaser shall purchase from the Trust the number of Preferred Securities set forth opposite such Purchaser’s name on the signature page hereof, at a purchase price of $1,000.00 per Preferred Security, and the Trust agrees that it shall sell such Preferred Securities to Purchaser, against payment therefor. The Purchasers, the Company and the Trust hereby agree that no commission, discount or other payment or credit is due or payable to Purchaser by the Company or Trust in respect of the purchase and sale of Securities (as hereinafter defined). The Company agrees that it shall issue Warrants having the terms set forth above to each Purchaser at the rate of 60 shares of Common Stock for each $1,000.00 liquidation amount of Preferred Securities purchased. For purposes of this Agreement, the Preferred Securities, the Warrants and the shares of Common Stock issuable upon exercise of the Warrants are occasionally referred to collectively as the “Securities.”  In the event of any stock split, subdivision, dividend or distribution payable in shares of common stock (or other securities or rights convertible into, or entitling the holder thereof to receive shares of common stock) combination or other similar event occurring after the date hereof but prior to the Closing Date, the number of shares subject to the Warrants and the exercise price thereof shall be appropriately adjusted to reflect such event.

(b) The date on which the purchase and sale of Preferred Securities shall close shall be September 23, 2008, or such later date not later than 7 business days after the date hereof, as the Offerors may designate, but not later than September 29, 2008 (the “Closing Date”). On the Closing Date, the Preferred Securities and the Warrants shall be issued in definitive form, registered in the name(s) and denomination(s) specified by the respective Purchasers. Delivery of any certificate(s) representing the Preferred Securities shall be made by the Trust to or on behalf of the Purchasers at the offices of the Company, and payment of the purchase price for the Preferred Securities shall be made by the Purchasers to the Trust by wire transfer of immediately available funds to a bank designated by the Company, contemporaneous with closing on the Closing Date.

SECTION 2. Representations and Warranties of the Offerors.

(a)           The Trust and the Company, jointly and severally, represent and warrant to the Purchasers as of the date hereof and as of the Closing Date, except as set forth in the Company’s disclosure schedule dated as of the date hereof, and agree with the Purchasers, as follows:

(i) Similar Offerings. Within a period of six months before or after the date hereof, the Offerors have not, directly or indirectly, solicited any offer to buy or offered to sell, and will not, directly or indirectly, solicit any offer to buy or offer to sell, in the United States or to any United States citizen or resident, any security which is or would be integrated with the sale of the Securities (including any securities of the same or a similar classes as any of the Securities) in a manner that would require the Securities to be registered under the Securities Act of 1933, as amended (the “1933 Act”).

(ii) Incorporated Documents. The documents of the Company filed with the Securities and Exchange Commission (the “Commission”) in accordance with the Securities Exchange Act of 1934, as amended (the “1934 Act”), from and including the commencement of the fiscal year covered by the Company’s most recent Annual Report on Form 10-K, at the time they were or hereafter are filed by the Company with the Commission (collectively, the “1934 Act Reports”), complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the “1934 Act Regulations”), and, at the date of this Agreement and on the Closing Date, do not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and other than such instruments, agreements, contracts and other documents as are filed as exhibits to the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, there are no instruments, agreements, contracts or documents of a character described in Item 601 of Regulation S-K promulgated by the Commission to which the Company or any of its subsidiaries is a party. As of the date hereof, the Company is not aware of any event occurring on or prior to the Closing Date (other than the transactions contemplated hereby and by the Operative Documents) that requires the filing of a Form 8-K after the Closing.

(iii) Independent Accountants. The accountants of the Company who certified the financial statements included in the 1934 Act Reports (the “Independent Accountants”) are independent public accountants of the Company and its subsidiaries within the meaning of the 1933 Act and the rules and regulations of the Commission thereunder (the “1933 Act Regulations”).

(iv) Financial Statements and Information. The consolidated historical financial statements of the Company, together with the related schedules and notes, included in the 1934 Act Reports present fairly, in all material respects, the respective consolidated financial positions of the Company and its consolidated subsidiaries at the respective dates indicated, and the consolidated statements of income, changes in stockholders’ equity and cash flows of the Company and its consolidated subsidiaries for the respective periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis throughout the periods involved, except as disclosed in the notes to such financial statements; the supporting schedules, if any, included in the 1934 Act Reports present fairly, in all material respects, the information required to be stated therein.

(v) No Material Adverse Change. Since the date as of which information is given in the Company’s most recent quarterly report on Form 10-Q, except as reflected in subsequent 1934 Reports there has not been: (A) any material adverse change in the condition, financial, regulatory or otherwise, or in the earnings, business affairs or business prospects of the Trust or of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a “Material Adverse Effect”), (B) any dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock; (C) the Company has not purchased or redeemed, or agreed to purchase or redeem, any shares of its capital stock, and has not issued any shares of capital stock (except upon the exercise of options outstanding as of the date of the most recent Form 10-Q), and the Company has not granted, or except as contemplated hereby, agreed to grant any option or other right to acquire shares of its capital stock, to any director, executive officer or other affiliate of the Company; (D) the Company has not altered its method of accounting or the manner in which it maintains its books and records, except as required by generally accepted accounting principles or applicable law or regulation; and (E) except in the ordinary course of the Company’s business, there has not been any material change or amendment to, or waiver under, any material contract under which the Company or any of its assets are bound or subject.

(vi) Internal Accounting Controls. Each of the Company and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with the management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with the management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(vii) SOX; Disclosure Controls. The Company is in material compliance with the provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the date hereof. The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) and 15d-15(e) under the 1934 Act); such disclosure controls and procedures (i) are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s Chief Executive Officer and its Chief Financial Officer by others within those entities, particularly during the periods in which the 1934 Act Reports are being prepared, (ii) have been evaluated for effectiveness as of the end of the annual or quarterly period reported to the Commission and (iii) are effective to perform the functions for which they were established; the Company’s auditors and the Audit Committee of the Board of Directors have been advised of: (A) any significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize, and report financial data and (B) any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal controls; any material weaknesses in internal controls have been identified for the Company’s auditors; and since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

(viii) Regulatory Matters. Neither the Company nor any of its subsidiaries is subject or is party to, or has received any notice or advice that any of them may become subject or party to any investigation with respect to, any corrective, suspension or cease-and-desist order, agreement, consent agreement, memorandum of understanding or other regulatory enforcement action, proceeding or order with or by, or is a party to any commitment letter or similar undertaking to, or is subject to any directive by, or has been a recipient of any supervisory letter from, or has adopted any board resolutions at the request of, any Regulatory Agency (as defined below) that currently relates to or restricts in any material respect the conduct of their business or that in any manner relates to their capital adequacy, credit policies, management or business (each, a “Regulatory Agreement”), nor has the Company or any of its subsidiaries been advised by any Regulatory Agency that it is considering issuing or requesting any such Regulatory Agreement; there is no unresolved violation, criticism or exception by any Regulatory Agency with respect to any report or statement relating to any examinations of the Company or any of its subsidiaries which, in the reasonable judgment of the Company, is expected to result in a Material Adverse Effect.

As used herein, the term “Regulatory Agency” means any federal or state agency charged with the supervision or regulation of depositary institutions or holding companies of depositary institutions, or engaged in the insurance of depositary institution deposits, or any court, administrative agency or commission or other governmental agency, authority or instrumentality having supervisory or regulatory authority with respect to the Company or any of its subsidiaries.

(ix) No Undisclosed Liabilities. Neither the Company nor any of its subsidiaries has any material liability, whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due, including any liability for taxes (and there is no past or present fact, situation, circumstance, condition or other basis for any present or future action, suit, proceeding, hearing, charge, complaint, claim or demand against the Company or its subsidiaries giving rise to any such liability), except (i) for liabilities set forth in the financial statements referred to in Section 1(a)(iv) above and (ii) normal fluctuations in the amount of the liabilities referred to in clause (i) above occurring in the ordinary course of business of the Company and all of its subsidiaries since the date of the most recent balance sheet included in such financial statements. There is no transaction, arrangement or other relationship between the Company and an unconsolidated or other “off-balance sheet” entity that is required to be disclosed in the 1934 Act Reports that is not so disclosed, where such transaction, arrangement or relationship could reasonably be expected to result in a Material Adverse Effect.

(x) Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the Commonwealth of Virginia and has full power and authority under such laws to own, lease and operate its properties and to conduct its business, to enter into and perform its obligations under each of the Operative Documents to which it is a party, and to issue the Debentures, the Warrants and the shares of common stock issuable upon exercise of the Warrants (the “Warrant Shares”); and the Company is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended.

(xi) Good Standing of the Subsidiaries. Each “significant subsidiary” (as defined in Rule 1-02 of Regulation S-X) of the Company (a “Significant Subsidiary”) has been duly organized and is validly existing as an entity in good standing under the laws of the jurisdiction in which it is chartered and has full power and authority under such laws to own, lease and operate its properties and to conduct its current and contemplated business; and the deposit accounts of each of the Company’s subsidiary banks are insured up to the applicable limits by the Deposit Insurance Fund of the Federal Deposit Insurance Corporation (the “FDIC”) to the fullest extent permitted by law and the rules and regulations of the FDIC, and no proceeding for the revocation or termination of such insurance is pending or, to the knowledge of the Company, threatened.

(xii) Foreign Qualifications. Each of the Company and its subsidiaries is duly qualified as a foreign entity to transact business and is each in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to be so qualified would not singularly, or in the aggregate, in the reasonable judgment of the Company, be expected to result in a Material Adverse Effect.

(xiii) Capital Stock Duly Authorized and Validly Issued. All of the issued and outstanding capital stock of the Company has been duly authorized and validly issued and is fully paid and nonassessable; all of the issued and outstanding capital stock of each Significant Subsidiary of the Company has been duly authorized and validly issued, is fully paid and nonassessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equitable right; and none of the issued and outstanding capital stock of the Company or its Significant Subsidiaries was issued in violation of any preemptive or similar rights arising by operation of law, under the charter, by-laws or code of regulations of the Company or any of its Significant Subsidiaries or under any agreement to which the Company or any of its Significant Subsidiaries is a party.

(xiv)        Capitalization. The authorized capital stock of the Company consists of 50,000,000 shares of common stock, and 1,000,000 shares of undesignated preferred stock. Except for changes in the number of outstanding shares of common stock upon the exercise of options under the Company’s equity compensation plans which were outstanding as of June 30, 2008, there has been no change in the number of outstanding shares of common stock from the number reported in the Company’s Form 10-Q for the period ended June 30, 2008. There are no shares of any class or series of the Company’s preferred stock outstanding. All of the issued and outstanding shares of common stock are duly and validly issued and outstanding and are fully paid and nonassessable. None of the shares of the Company’s common stock, options, or other securities has been issued in violation any preemptive rights of the current or past stockholders of the Company. There are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, shares of any class of the capital stock of the Company, or contracts, commitments, understandings or arrangements by which the Company is or may be bound to issue additional shares of its capital stock, except as contemplated hereby, and except for options issued pursuant to the Company’s equity compensation plans.

(xv) Good Standing of the Trust. The Trust has been duly created and is validly existing in good standing as a statutory trust under the Delaware Act with the power and authority to own property and to conduct its business as provided in the Declaration, to enter into and perform its obligations under the Operative Documents to which it is a party, and to issue the Preferred Securities and the Common Securities; the Trust is not a party to or otherwise bound by any agreement other than the Operative Documents to which it is a party; and the Trust is, and will be, under current law, classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a corporation.

(xvi) Authorization of Common Securities. The Common Securities have been duly authorized for issuance by the Trust pursuant to the Declaration and, on the Closing Date, when duly issued and executed in accordance with the Declaration and delivered by the Trust to the Company against payment therefor in accordance with the subscription agreement therefor, will be validly issued and fully paid and nonassessable undivided common beneficial ownership interests in the assets of the Trust; the issuance of the Common Securities is not subject to preemptive or other similar rights; and on the Closing Date, all of the issued and outstanding Common Securities of the Trust will be owned directly by the Company, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equitable right.

(xvii) Authorization of Preferred Securities. The Preferred Securities have been duly authorized for issuance by the Trust pursuant to the Declaration and, on the Closing Date, when duly issued, executed and authenticated in accordance with the Declaration and delivered by the Trust against payment therefor as provided herein and will be validly issued and fully paid and nonassessable undivided preferred beneficial ownership interests in the assets of the Trust; the issuance of the Preferred Securities will not be subject to preemptive or other similar rights; and the Preferred Securities will be in the form contemplated by, and entitled to the benefits of, the Declaration.

(xviii) Authorization of this Agreement. This Agreement has been duly authorized, executed and delivered by each of the Offerors and assuming due authorization, execution and delivery of this Agreement by the Purchaser, this Agreement constitutes a valid, legal and binding agreement of each of the Offerors, enforceable against each of the Offerors in accordance with its terms, except to the extent that enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors’ rights generally and (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and (c) except as any contribution and indemnification provisions thereof may be limited under applicable securities or other laws, and that certain remedies may not be available in the case of a nonmaterial breach (collectively, the “Enforceability Exceptions”).

(xix) Authorization of Declaration. The Declaration has been duly authorized by the Company and, on the Closing Date, when duly executed and delivered by the Company and the Administrators, and assuming due authorization, execution and delivery of the Declaration by the Property Trustee and the Delaware Trustee, the Declaration will constitute a valid, legal and binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforceability may be limited by the Enforceability Exceptions.

(xx) Authorization of Guarantee Agreement. The Guarantee Agreement has been duly authorized by the Company and, on the Closing Date, when duly executed and delivered by the Company, and assuming due authorization, execution and delivery of the Guarantee Agreement by the Guarantee Trustee, the Guarantee

Agreement will constitute a valid, legal and binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforceability may be limited by the Enforceability Exceptions.

(xxi) Authorization of Indenture. The Indenture has been duly authorized by the Company and, on the Closing Date, when duly executed and delivered by the Company, and assuming due authorization, execution and delivery of the Indenture by the Indenture Trustee, the Indenture will constitute a valid, legal and binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforceability may be limited by the Enforceability Exceptions.

(xxii) Authorization of Debentures. The Debentures have been duly authorized by the Company, and, on the Closing Date, when duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered by the Company to the Trust against payment therefor as contemplated in the subscription agreement therefor, will constitute valid, legal and binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent that enforceability may be limited by the Enforceability Exceptions; the Debentures will be in the form contemplated by, and entitled to the benefits of, the Indenture; the Debentures constitute indebtedness of the Company for United States federal income tax purposes and the Company has no present intention to exercise its option to defer payments of interest on the Debentures as provided in the Indenture.

(xxiii) Authorization of Administrators. Each of the Administrators of the Trust is an officer or employee of the Company and has been duly authorized by the Company to execute and deliver the Declaration.

(xxiv) Authorization of Warrants, Common Stock; Reservation of Shares. The Warrants have been duly authorized by the Company, and, on the Closing Date, when duly executed by the Company and delivered by the Company in accordance with the terms of the Operative Documents, will be duly and validly issued, free and clear of all liens, charges and encumbrances, other then restrictions on transfer provided for in the Operative Documents, those imposed by applicable securities laws and than those created by any Purchaser, and shall not be subject to preemptive rights of shareholders of the Company. The Warrant Shares have been duly authorized by the Company, and, when issued and paid for upon the exercise of Warrants in accordance with the terms of the Warrants, will be duly and validly issued, free and clear of all liens, charges and encumbrances, other then restrictions on transfer provided for in the Operative Documents, those imposed by applicable securities laws and than those created by any Purchaser, and shall not be subject to preemptive rights of shareholders of the Company. The Company has established a reserve from among its authorized and unissued shares of a sufficient number of shares of common stock to issue all of the Warrant Shares upon exercise of the then outstanding Warrants.

(xxv) Not an Investment Company. Neither the Trust nor the Company is, and immediately following consummation of the transactions contemplated hereby and the application of the net proceeds therefrom neither the Trust nor the Company will be, an “investment company” or an entity “controlled” by an “investment company”, in each case within the meaning of Section 3(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), without regard to Section 3(c) of the 1940 Act.

(xxvi) Absence of Defaults and Conflicts. The Trust is not in violation of the trust certificate of the Trust filed with the State of Delaware (the “Trust Certificate”) or the Declaration, and neither the Company nor any of its subsidiaries is in violation of its charter, bylaws or code of regulations; none of the Trust, the Company or any subsidiary of the Company is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which it is a party or by which it or any of them may be bound or to which any of its properties or assets is subject (collectively, “Agreements and Instruments”), except for such defaults under Agreements and Instruments that, in the reasonable judgment of the Company, are not expected to result in a Material Adverse Effect; and the execution, delivery and performance of the Operative Documents by the Trust or the Company, as the case may be, the issuance, sale and delivery of the Preferred Securities and the Debentures, the consummation of the transactions contemplated by the Operative Documents, and compliance by the Trust and the Company with the terms of the Operative Documents to which they are a party have been duly authorized by all necessary corporate action on the part of the Company and, by all necessary action on the part of the Trust and do not and will not, whether with or without the giving of notice or passage of time or both, violate, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any, security interest, mortgage, pledge, lien, charge, encumbrance, claim or equitable right upon any properties or assets of the Trust or the Company or any of its subsidiaries pursuant to any of the Agreements and Instruments, nor will such action result in any violation of the provisions of the charter, by-laws or code of regulations of the Company or any of its subsidiaries or the Declaration or the Trust Certificate, or violation by the Company or any of its subsidiaries of any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government authority, agency (including, without limitation, each applicable Regulatory Agency) or instrumentality or court, domestic or foreign, having jurisdiction over the Trust or the Company or any of its subsidiaries or their respective properties or assets (collectively, “Governmental Entities”). As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Trust or the Company or any of its subsidiaries prior to its scheduled maturity.

(xxvii) Absence of Labor Dispute. No labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the executive officers of the Company, is imminent, which, in the reasonable judgment of the Company, in either case, is expected to result in a Material Adverse Effect.

(xxviii) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any Governmental Entity, now pending, or, to the knowledge of the Trust or the Company, threatened, against or affecting the Trust or the Company or any of its subsidiaries, which, in the reasonable judgment of the Trust or the Company is expected to result in a Material Adverse Effect or materially and adversely affect the consummation of the transactions contemplated by the Operative Documents or the performance by the Trust or the Company of its obligations hereunder or thereunder; and the aggregate of all pending legal or governmental proceedings to which the Trust or the Company or any of its subsidiaries is a party or of which any of their respective properties or assets is the subject, including ordinary routine litigation incidental to the business, are not, in the reasonable judgment of the Company or the Trust, expected to result in a Material Adverse Effect.

(xxix) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Governmental Entity, other than those that have been made or obtained, is necessary or required for the authorization, execution, delivery or performance by the Trust or the Company of their respective obligations under the Operative Documents, the Debentures or the Securities, as applicable, or the consummation by the Trust or the Company of the transactions contemplated by the Operative Documents.

(xxx) Possession of Licenses and Permits. Each of the Trust, the Company and the subsidiaries of the Company possesses such permits, orders, certificates, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate Governmental Entities necessary to conduct the business now operated by it that is material to the Trust or the Company and its subsidiaries considered as one enterprise; each of the Trust, the Company and the subsidiaries of the Company is in compliance with the terms and conditions of all of its Governmental Licenses, except where the failure so to comply, in the reasonable judgment of the Company, is not expected to, singularly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect, in the reasonable judgment of the Company, is not expected to have a Material Adverse Effect; and none of the Trust, the Company or any subsidiary of the Company has received notice of any proceeding, and to the knowledge of the Trust, the Company or any subsidiary of the Company, there has been no threatened proceeding, relating to the revocation, termination, suspension or modification of any such Governmental Licenses which, singularly or in the aggregate, in the reasonable judgment of the Company or the Trust, is expected to result in a Material Adverse Effect.

(xxxi) Title to Property. Each of the Trust, the Company and the subsidiaries of the Company has good and marketable title to all of its respective real and personal properties, in each case free and clear of all liens, encumbrances and defects, except such as, in the reasonable judgment of the Trust or the Company, singularly or in the aggregate, are not expected to result in a Material Adverse Effect; and all of the leases and subleases under which the Trust, the Company or any subsidiary of the Company holds properties are in full force and effect, except when the failure of such leases and subleases to be in full force and effect, in the reasonable judgment of the Company, singularly or in the aggregate, is not expected to have a Material Adverse Effect, and none of the Trust, the Company or any subsidiary of the Company has any notice of any claim of any sort that has been asserted by anyone adverse to the rights of the Trust, the Company or any subsidiary of the Company under any of the leases or subleases under which the Trust, the Company or any subsidiary of the Company holds properties, or affecting or questioning the rights of such entity to the continued possession of the leased or subleased premises under any such lease or sublease, except when such claim, in the reasonable judgment of the Company, singularly or in the aggregate, is not expected to have a Material Adverse Effect.

(xxxii) No General Solicitation; No Directed Selling Efforts. Neither the Trust or the Company nor any of their Affiliates (as defined in Rule 501(b) under the 1933 Act) or any person acting on its or any of their behalf has engaged or will engage, in connection with the offer and sale of any of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the 1933 Act, except that no representation or warranty is made as to the activities of the Purchasers or any person acting for, on behalf of, or at the behest of the Purchasers. Neither the Trust or the Company nor any of their Affiliates or any person acting on its or any of their behalf has engaged or will engage in any directed selling efforts within the meaning of Regulation S under the 1933 Act (“Regulation S”) with respect to the offer and sale of the Capital Securities, except that no representation or warranty is made as to the activities of the Purchasers or any person acting for, on behalf of, or at the behest of the Purchasers.

(xxxiii) No Registration. Subject to compliance by the Purchasers with the relevant provisions of Section 5 hereof, and the accuracy of the representations and warranties of the Purchasers, it is not necessary in connection with the offer, sale and delivery of the Securities by the Trust and the Company to the Purchasers in the manner contemplated by this Agreement to register any of the Securities, the Warrant Shares, the guarantee as described in the Guarantee Agreement or the Debentures under the 1933 Act or to qualify the Declaration, the Guarantee Agreement or the Indenture under the Trust Indenture Act of 1939, as amended.

(xxxiv)  Memorandum. The confidential private placement memorandum of the Offerors dated as of September 19, 2008 relating to the offering of the Securities (the “Memorandum”), does not included an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(xxxv) Compliance; Ranking. The (y) Floating Rate Junior Subordinated Notes due 2032 issued to VCBI Capital Trust II, the capital securities issued by VCBI Capital Trust II and the related guarantee of the Company with respect to the securities of VCBI Capital Trust II, issued on December 19, 2002 and (z) Fixed/Floating Rate Junior Subordinated Debt Securities due 2036 issued to VCBI Capital Trust III, the capital securities issued by VCBI Capital Trust III and the related guarantee of the Company with respect to the securities of VCBI Capital Trust III, issued on December 20, 2005 (i) comply with the rules, regulations and interpretations of the Board of Governors of the Federal Reserve (the “Federal Reserve”), (ii) qualify for “Tier 1 Capital” treatment under the capital adequacy guidelines of the Federal Reserve (subject to the limitations on the amount of restricted core capital elements which maybe included in Tier 1 Capital under the rules of the Federal Reserve, and (iii) will rank pari passu in right of payment with Debentures, Preferred Securities and the related guarantee described in the Guarantee Agreement.

(xxxvii) Senior Indebtedness. Senior Indebtedness (as defined below) of the Company shall not include (u) the Debentures, (v) the guarantee with respect to the Debentures as described in the Guarantee Agreement, (w) the Company’s Floating Rate Junior Subordinated Notes due 2032 issued to VCBI Capital Trust II pursuant to that certain Indenture, dated as of December 19, 2002, by and between the Company and The Bank of New York, (x) the related guarantee of the Company with respect to the securities of VCBI Capital Trust II, issued pursuant to that certain Guarantee Agreement, dated as of December 19, 2002, by and between the Company and The Bank of New York; (y) the Company’s Fixed/Floating Rate Junior Subordinated Debt Securities due 2036 issued to VCBI Capital Trust III pursuant to that certain Indenture, dated as of December 20, 2005, by and between the Company and Wilmington Trust Company, and (z) the related guarantee of the Company with respect to the securities of VCBI Capital Trust III, issued pursuant to that certain Guarantee Agreement, dated as of December 20, 2005, by and between the Company and Wilmington Trust Company. For purposes of this Section “Senior Indebtedness” means, with respect to the Company, (i) the principal, premium, if any, and interest in respect of (A) indebtedness of the Company for all borrowed and purchased money and (B) indebtedness evidenced by securities, debentures, notes, bonds or other similar instruments issued by the Company; (ii) all capital lease obligations of the Company; (iii) all obligations of the Company issued or assumed as the deferred purchase price of property, all conditional sale obligations of the Company and all obligations of the Company under any title retention agreement; (iv) all obligations of the Company for the reimbursement of any letter of credit, any banker’s acceptance, any security purchase facility, any repurchase agreement or similar arrangement, any interest rate swap, any other hedging arrangement, any obligation under options or any similar credit or other transaction; (v) all obligations of the Company associated with derivative products such as interest and foreign exchange rate contracts, commodity contracts, and similar arrangements; (vi) all obligations of the type referred to in clauses (i) through (v) above of other Persons (as defined in the Indenture) for the payment of which the Company is responsible or liable as obligor, guarantor or otherwise including, without limitation, similar obligations arising from off-balance sheet guarantees and direct credit substitutes; and (vii) all obligations of the type referred to in clauses (i) through (vi) above of other Persons secured by any lien on any property or asset of the Company (whether or not such obligation is assumed by the Company), whether incurred on or prior to the date of this Indenture or thereafter incurred. Notwithstanding the foregoing, “Senior Indebtedness” shall not include (1) any Junior Indebtedness (as defined in the Indenture), (2) the Debentures and guarantees in respect of such Debentures, (3) trade accounts payable of the Company arising in the ordinary course of business (such trade accounts payable being pari passu in right of payment to the Debentures), or (4) obligations with respect to which (a) in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that such obligations are pari passu, junior or otherwise not superior in right of payment to the Debentures and (b) the Company, prior to the issuance thereof, has notified (and, if then required under the applicable guidelines of the regulating entity, has received approval from) the Federal Reserve.

(xxxviii)  To the best knowledge of the Company the Company: (a) is not in violation of any statute, rule, regulations, decision or order of any governmental agency or body, or any court, relating to the use, disposal or release of hazardous or toxic substances, or relating to the protection or restoration of the environment, or human exposure to hazardous or toxic substances (“Environmental Laws”); (b) does not own or operate any real property contaminated with any substance in violation of the Environmental Laws; (c) is not liable for any off-site disposal or contamination pursuant to Environmental Laws; and (d) is not subject to any claim relating to any Environmental Laws; which violation, contamination, liability or claim has had, or could reasonably be expected to have, individually or in the aggregate; and there is not pending, or to the knowledge of the Company, threatened investigation that may lead to such a claim.

(xxxix) The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company reasonably believes is prudent and customary in light of the businesses conducted by the Company, and the location of its operations. The Company does not have any knowledge that it will be unable to renew its existing insurance coverage as and when such coverage expires from comparable insurers, or that such renewals will require a significant increase in cost.

(xxxx)  The Company’s common stock is registered pursuant to Section 12(b) of the 1934 Act. The Company has not taken any action to terminate such registration, and has not received any notice that the Commission is contemplating the termination of such registration. Since January 1, 2007, the Company has not received any written notice from any national securities exchange or interdealer quotation system on which the Company’s common stock is or was listed for trading or quote, to the effect that the Company was not in compliance with the listing or maintenance requirements of such market. The Company has no knowledge of any circumstance that would cause the Company to be deemed to not be in compliance with the listing or maintenance standards of The Nasdaq Stock Market (“Nasdaq”).

(xxxxi)  The Company has no arrangement, agreement or understanding with any Purchaser with respect to the transactions contemplated hereby and by the Operative Documents, other than as specified herein or in the Operative Documents.

(b) Any certificate signed by any Trustee of the Trust or any duly authorized officer of the Company or any of its subsidiaries and delivered to the Purchaser or to counsel for the Purchaser shall be deemed a representation and warranty by the Trust or the Company, as the case may be, to the Purchaser as to the matters covered thereby.

SECTION 3. Payment of Expenses. Whether or not this Agreement is terminated or the sale of the Preferred Securities is consummated, the Company, as borrower under the Debentures, will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, issuance and delivery of the certificates for the Securities and the Debentures, (ii) the fees and disbursements of the Company’s counsel, accountants and other advisors and (iii) the fees and disbursements of any registrar for the Preferred Securities or the Warrants. Notwithstanding the foregoing, the fees and disbursements of any trustee appointed under any of the Operative Documents and its counsel shall be paid as specified in the fee agreement between the Company and Wilmington Trust Company.

SECTION 4. A. Conditions of Purchaser’s Obligations. The obligations of the Purchaser on the Closing Date are subject to the accuracy of the representations and warranties of the Offerors contained in Section 2 hereof or in certificates of any Administrator of the Trust or any officer of the Company or any of its subsidiaries delivered pursuant to the provisions hereof, to the performance by the Offerors of their obligations hereunder, and to the following further conditions:

(a) Opinion of Counsel for the Offerors. On the Closing Date, the Purchasers shall have received the favorable opinion, dated as of the Closing Date, of Kennedy & Baris, L.L.P., special counsel for the Offerors, in substantially the form set out in Annex A hereto. Such counsel may state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of Administrators of the Trust, officers of the Company or any of its subsidiaries and public officials.

(b) Opinion of Special Delaware Counsel for the Trust. On the Closing Date, the Purchasers shall have received the favorable opinion, dated as of the Closing Date, of Stevens & Lee, P.C., special Delaware counsel for the Trust, in substantially the form set out in Annex B hereto.

(c) Opinion of Special Tax Counsel for the Offerors. On or prior to the Closing Date, the Purchasers shall have received an opinion, dated as of the Closing Date, of Kevin P. Kennedy, Esquire, special tax counsel for the Offerors, that (i) the Trust will be classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a corporation and (ii) the Debentures will constitute indebtedness of the Company for United States federal income tax purposes, in substantially the form set out in Annex C hereto. Such opinion may be conditioned on, among other things, the initial and continuing accuracy of the facts, financial and other information, covenants and representations set forth in certificates of officers of the Company and other documents deemed necessary for such opinion.

(d) Opinion of Counsel to the Guarantee Trustee, the Property Trustee, the Delaware Trustee and the Indenture Trustee. On the Closing Date, the Purchasers shall have received the favorable opinion, dated as of the Closing Date, of Stevens & Lee, P.C., counsel for the Guarantee Trustee, the Property Trustee, the Delaware Trustee and the Indenture Trustee, in substantially the form set out in Annex D hereto, in form and substance reasonably satisfactory to counsel for the Purchaser.

(e) Representations and Warranties. The representations and warranties of the Offerors contained in Section 2 shall be true and correct in all material respects as of the Closing Date as of the date of this Agreement and as of the Closing (other than those limited to a specified date, which shall speak only as to such date), and the Purchasers shall have received a certificate of the Offerors to that effect.

(f) Performance. The Offerors shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by them on or before the Closing Date, and the Purchasers shall have received a certificate of the Offerors to that effect.

(g) No Adverse Change. At the Closing Date, there shall not have been, since the date hereof or since the respective dates as of which information is given in the 1934 Act Reports, any Material Adverse Effect, and the Purchasers shall have received a certificate of the Offerors to that effect.

(h)  No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of the transactions contemplated hereby or by the Operative Documents.

(i) No Suspension. The Company’s common stock shall not have been suspended from trading or listing, or delisted from, Nasdaq, by the Commission or Nasdaq, nor shall such suspension or delisting have been threatened

(i) in writing by the Commission or Nasdaq; or (ii) as a result of the failure of the Company to meet, as of the Closing Date, the minimum quantitative maintenance requirements of Nasdaq.

(j) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Purchaser as to its obligations hereunder by notice to the Offerors at any time on or prior to the Closing Date. If the sale of the Preferred Securities provided for herein is not consummated because any condition set forth in Section 4.A(a), (b), (c), (d), (e), (f), (g), (h) or (i) is not satisfied, or because of any refusal, inability or failure on the part of the Offerors to perform any agreement herein or comply with any provision hereof, the Company will reimburse the Purchaser upon demand for all documented out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by the Purchaser in connection with the proposed sale.

B. Conditions to Offeror’s Obligations. The obligations of the Offerors on the Closing Date are subject to the accuracy of the representations and warranties of the Purchasers contained in Section 5 hereof or in certificates of any Purchaser delivered pursuant to the provisions hereof, to the performance by the Purchasers of their obligations hereunder (including the obligation to pay the purchase price of the Preferred Securities), and to the following further conditions:

(a) Representations and Warranties. The representations and warranties of the Purchasers contained in Section 5 shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date (other than those limited to a specified date, which shall speak only as to such date), and the Offerors shall have received a certificate of the Purchasers to that effect.

(b) Performance. Each Purchaser shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by such Purchaser on or before the Closing Date, and the Offerors shall have received a certificate of the Purchasers to that effect.

(c)  No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of the transactions contemplated hereby or by the Operative Documents.

SECTION 5. Representations of the Purchasers. Each Purchaser severally, and not jointly, represents and warrants that:

(a)  He/she (if a natural person) is a citizen of the United States and is at least 21 years of age.

(b)  The residence of such Purchaser (if a natural person, or if a partnership, corporation, limited liability company or other entity, then the office or offices of the Purchaser in which its principal place of business is conducted identified as the address of the Purchaser set forth on the signature page hereof) set forth below in the signature block is the true and correct principal residence (or principal office) of the undersigned and he/she has no present intention of becoming a resident or domiciliary of any other state, county, or jurisdiction.

(c)  Such Purchaser is an accredited investor within the meaning of Rule 501(a) of the 1933 Act. On the signature page hereof, Purchaser has initialed the categories of investor under Rule 501 which accurately and truthfully describes the basis for Purchaser’s status as an “accredited investor.”

(d)  Such Purchaser has received and carefully read, and is familiar with, the Memorandum (including the financial information regarding the Company included therein and in the periodic reports under the 1934 Act referred to therein) and has relied solely on the information contained in the Memorandum and other written information requested from and provided by the Company. Such Purchaser has been provided with sufficient opportunity to make inquiries of, and receive documents or other information from, the Company with respect to the operations and financial performance of the Company. Such Purchaser has received full and adequate responses to such inquiries and requests.

(e)  Such Purchaser understands and acknowledges that the future operating results or financial performance of the Company are impossible to predict, and acknowledges and agrees that no representation of any kind whatsoever has been made by the Company or any of its affiliates with respect to the future operating results or financial performance of the Company, or the value of the Securities, and that any such representation with respect to such matters (including any financial or statistical projections or pro forma financial statements for any future period), if made or provided, has not been relied upon by the undersigned in making his or her investment in the Securities.

(f)  The undersigned has carefully considered, and to the extent such Purchaser believes such discussions are necessary, discussed with such Purchaser’s professional legal, tax, accounting and financial advisors the suitability of an investment in the Securities. Taking into account such Purchaser’s particular financial situation, the Purchaser has determined that the Securities being purchased hereunder constitute a suitable investment for such Purchaser.

(g)  The Securities which such Purchaser is purchasing hereunder will be acquired by such Purchaser for investment only, for such Purchaser’s own account and not for the account of others, and not with a view to resale, distribution, or transfer of the same. The Securities are not being purchased for subdivision or fractionalization thereof; and such Purchaser has no present intention, and no contract, undertaking, agreement, or arrangement with any person or entity, to sell, pledge, hypothecate or otherwise transfer (with or without consideration) to any such person or entity any Securities which such Purchaser is hereby acquiring, and such Purchaser has no present plans or intention to enter into any such contract, undertaking, agreement, or arrangement, except as disclosed to the Offerors in writing and reflected on the signature page hereof.

(h)  The present financial condition of such Purchaser is such that such Purchaser is under no present or contemplated future need to dispose of any portion of the Securities for to satisfy any existing or contemplated undertaking, need or indebtedness. Such Purchaser’s overall commitment to investments which are not readily marketable is not disproportionate to such Purchaser’s net worth. After investing in the Preferred Securities such Purchaser will have adequate measures of providing for all current income needs and contingencies, without regard to earnings, income or distributions on the Preferred Securities, or any increase in value of, or distributions on, the Warrants or Common Stock.

(i)  The information which the undersigned has furnished, herewith furnishes or shall furnish to the Company with respect to the financial condition, sophistication and/or accredited investor status, including but not limited to the information contained in this Agreement, is accurate and complete in all material respects.

(j)  Such Purchaser has full power and authority to enter into the Agreement. The Agreement, when executed and delivered by such Purchaser, will constitute a valid and legally binding obligation of such Purchaser, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(k)  Neither the execution, delivery and performance of this Agreement by the Purchaser, nor the consummation of the transactions contemplated hereby, nor compliance by the Purchaser with any of the provisions hereof or thereof, will (i) violate, conflict with, or result in a breach of any provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under any agreement to which the Purchaser is a party; violate any judgment, ruling, order, writ, injunction, decree, statute, rule or regulation applicable to the Purchaser.

(l) Such Purchaser, or representatives thereof, have conducted such examination of the Company’s public filings and books and records as such Purchaser shall deem appropriate. The Purchaser has had an opportunity to discuss the Company’s business, management, financial affairs and the terms and conditions of the Offering of the Securities with the Company’s management.

SECTION 6. Offers and Sales of the Preferred Securities.

(a) Offer and Sale Procedures. The Purchasers and the Offerors hereby establish and agree to observe the following provisions with respect to the offer, issue, sale and transfer of the Securities:

(ii) Offers and Sales by the Purchasers. The Purchasers have not, in their respective capacities as a Purchaser, made any offer or sale of any Securities. Offers and resales of the Securities after the Closing Date will be made by a Purchaser only in a transaction not requiring registration under the 1933 Act.

(iii) No General Solicitation. No general solicitation or general advertising (within the meaning of Rule 502(c) under the 1933 Act) has been or will be used in connection with the offer and sale of the Securities.

(iv) Purchaser Notification. Purchaser acknowledges and agrees that the Securities (A) have not been and will not be registered under the 1933 Act, (B) are being sold to them without registration under the 1933 Act in accordance with an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and (C) may not be offered, sold or otherwise transferred except in accordance with the legend set forth in Annex E hereto. Notwithstanding anything contained herein, the Securities may be pledged or hypothecated by any investor in connection with a bona fide loan obtained for the purpose of funding the initial purchase of the Securities from the Company, provided that the Company is advised of such pledge or hypothecation and the lender provides the acknowledgement in the form attached as Annex F. Any such investor agrees to provide copies of any such loan and pledge agreements to the Company upon request.

The Company acknowledges that a Purchaser may from time to time pledge or hypothecate of some or all of such Purchaser’s Securities in connection with a bona fide borrowing arrangement. The Company agrees that it shall not be required to approve or consent to any such pledge or hypothecation, and that it shall not require any opinion of counsel as a condition to such pledge or hypothecation, provided that a legal opinion may be required in connection with the subsequent transfer of such Securities or foreclosure upon such pledge. Purchasers agree to advise the Company of any such pledge or hypothecation and to cause the lender to provide the acknowledgement in the form of Annex F. Each Purchaser acknowledges and agrees that the Company shall not be responsible for any pledges relating to, or any hypothecation of, any Securities, or for any agreement, understanding or arrangement between such Purchaser and its pledgee or secured party. Each Purchaser agrees that except as provided in Section 6(b)(v), any Securities subject to a pledge or hypothecation arrangement shall continue to bear the legend set forth in Annex F and to be subject to the restrictions on transfer provided for by this Agreement.

The Company acknowledges that a Purchaser may from time to time seek to transfer Securities to an affiliated entity wholly owned, directly or indirectly, by the Purchaser or members of such Purchaser’s immediate family, or as to which the Purchaser or members of such Purchaser’s immediate family are the beneficiaries, for estate planning purposes. The Company acknowledges and agrees that such a transfer does not ordinarily involve a transaction requiring registration under the securities laws, and agrees to use reasonable efforts to assist Purchasers in obtaining any required legal opinion to effect such a transfer. With respect to any Warrants which a Purchaser is entitled to be issued hereunder which are issued to the owner of such Purchaser (the “Owner”) in order to avoid the necessity of such Purchaser obtaining prior to Closing any required approvals under the Change in Bank Control Act, the Bank Holding Company Act of 1956, or comparable provisions of state law, the Company agrees that it shall not require an opinion of counsel to be provided hereunder for the transfer of such Warrants by the Owner to such Purchaser following receipt of any and all required regulatory approvals. Not in limitation of the foregoing, upon receipt of all regulatory approvals required to enable Global Bankshares LLC (“Global”) and any company controlling Global to hold the Warrants or the Warrants Shares in compliance with applicable law, then Arthur L. Walters (“Walters”), shall be permitted to transfer to Global, without an opinion of counsel, Warrants issued in his name in respect of Global’s purchase of Preferred Securities hereunder, provided that Global is wholly owned, directly or indirectly, by Walters or members of his immediate family, or by any entity as to which Walters or members of his immediate family are the beneficiaries.

(b) Covenants of the Offerors. Each of the Offerors, jointly and severally, covenant with the Purchasers as follows:

(i) Due Diligence. In connection with the purchase of the Securities, the Offerors agree that, while each Purchaser is the holder of Securities, each Purchaser shall have the right to make reasonable inquiries into the business of the Trust, the Company and the subsidiaries of the Company. The Offerors also agree to provide answers to the Purchaser concerning the Trust, the Company and the subsidiaries of the Company (to the extent that such information is available or can be acquired and made available without unreasonable effort or expense and to the extent the provision thereof is not prohibited by applicable law) and the terms and conditions of the offering of the Securities and the Debentures.

(ii) Integration. The Offerors agree that they will not, and will cause their Affiliates not to, make any offer or sale of securities of the Offerors of any class if, as a result of the doctrine of “integration” referred to in Rule 502 under the 1933 Act, such offer or sale would render invalid the exemption from the registration requirements of the 1933 Act provided by Section 4(2) thereof or by Rule 506 or otherwise.

(iii) Disclosure in Subsequent Issuances. While the Preferred Securities are outstanding, the Company will cause the indenture, declaration and guarantee, as applicable, of every subsequent issuance of Preferred Securities and other similar securities to expressly state therein that the Debentures, the Preferred Securities and the guarantee with respect to the Preferred Securities will rank pari passu in right of payment with each such subsequent issuance.

(iv) Warrant Share Reserve. So long as any Warrants remain outstanding the Company shall maintain a reserve from among its authorized and unissued shares of a sufficient number of shares of common stock to issue all of the Warrant Shares upon exercise of the then outstanding Warrants.

(v) Legend Removal. The Offerors agree that they shall cause the legends required by this Agreement and the Operative Documents to be removed from certificates evidencing the Securities (i) following a sale of such Securities pursuant to an effective registration statement, so long as the purchaser of the Securities is not an Affiliate of the Company, (ii) following a sale of such Securities pursuant to Rule 144 so long as the purchaser of the Securities is not an Affiliate of the Company, or (iii) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission) provided in the case of (iii), however, that the beneficial owner of the Shares is not an Affiliate of the Company. Following such time as restrictive legends are not required to be placed on certificates representing Securities under this Section 6.1(b)(v), the Company or Trust, as the case may be will, not later than three trading says following the delivery by a Purchaser to the Company or Trust, as the case may be of a certificate representing such Securities containing a restrictive legend (such third trading day, the “Legend Removal Date”), deliver or cause to be delivered to such Purchaser a certificate representing such Securities that is free from all restrictive and other legends.

(vi) Buy- In. If the Company shall fail to deliver unlegended certificates for Warrant Shares by the Legend Removal Date, and if on or after the trading day immediately following the Legend Removal Date, the Purchaser purchases (in a market transaction or otherwise) shares of common stock to deliver in satisfaction of a sale by Purchaser of Warrant Shares made in anticipation of receiving such unlegended Warrant Shares (a “Buy-In”) then the Company shall, within three trading days after the Purchaser’s request, deliver such unlegended Warrant Shares and pay such Purchase cash in an amount equal to the excess, if any, of the Buy-In price over the product of the number of shares of common stock subject to such Buy-In transaction multiplied by the closing bid on the Legend Removal Date.

(viii) Information and Reporting. The Company hereby covenants to use its reasonable efforts to timely file all 1934 Act reports required to be filed after the date hereof or to obtain extensions in respect thereof and file within the applicable grace period, for so long as any Purchaser owns the Securities. If the Company is not required to file 1934 Act reports during any period when any Purchaser owns any Securities, the Company shall use reasonable efforts to prepare and make publicly available in accordance with Rule 144(c) such information as may be required to enable Purchasers to sell Securities pursuant to Rule 144.

(ix) Form D; Blue Sky. The Company agrees to provide Purchasers with a copy of any Form D filed with the Commission with respect to the sale of the Securities promptly following such filing, and to take such action as may reasonably be necessary to qualify or obtain an exemption from qualification of the sale of the Securities to the Purchasers under applicable state securities laws.

(x) Indemnification. The Company agrees that it will indemnify and hold the Purchasers harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation (“Losses”) that any such Purchaser may suffer or incur as a result of or relating to any misrepresentation, breach or inaccuracy of any representation, warranty, covenant or agreement of the Company or Trust in this Agreement, provided however, that no such indemnification shall be required with respect to any misrepresentation, breach or inaccuracy of which such Purchaser had actual knowledge (including knowledge which such Purchaser should have as a result of disclosure to such Purchaser in the course of such Purchaser’s duties as a director or officer of the Company).

Promptly after the receipt by any Purchaser entitled to indemnification hereunder of any notice of any demand, claim or circumstances which would or might give rise to any claim or the commencement of any action, proceeding or investigation in respect of which indemnification may be sought pursuant to this Section, such person shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such indemnified person, and shall assume the payment of all fees and expenses thereof, provided, however, that the failure to so notify the Company shall not relieve such the Company from any liability hereunder to the extent it is not materially prejudiced as a result thereof. In any such proceeding, the indemnified party shall have the right to obtain its own counsel, but the fees and expenses of such counsel shall be at such person’s own expense, unless the Company and such indemnified party shall have mutually agreed to the retention of such counsel or in the reasonable judgment of counsel to the indemnified party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. Except as expressly provided herein, in no event shall the Company be liable for fees and expenses of more than one counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. The Company shall not, without the prior written consent of the indemnified parties, which consent shall not be unreasonably conditioned, delayed or withheld, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened proceeding or claim in respect of which indemnification or contribution could be sought under this Section (whether or not the indemnified party is an actual or potential party thereto), unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability arising out of such proceeding or claim. The Company shall not be liable for any settlement of any proceeding or claim effected without its written consent, which shall not be unreasonably withheld, conditioned or delayed.

SECTION 7. Representations, Warranties and Agreements to Survive Delivery.

Other than representation, warranties and agreements of the Offerors and the purchasers that by their terms relate to or are required to be performed after the delivery of the Securities, no representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or Trustees of the Trust submitted pursuant hereto shall not survive delivery of the Preferred Securities by the Trust and the Warrants by the Company.

SECTION 8. Termination of Agreement.

(a) Termination; General. Any Purchaser may terminate this Agreement with respect to such Purchaser, by notice to the Offerors, at any time on or prior to the Closing Date if, since the time of execution of this Agreement (i) there has occurred any Material Adverse Effect, or (ii) there has occurred any material adverse change in the financial markets in the United States, any outbreak of hostilities or escalation thereof or any other calamity or crisis, or any change or development involving political, financial or economic conditions, or (iii) trading in any securities of the Company has been suspended or limited by the Commission or any national stock exchange or market on or in which such securities are traded or quoted, or if trading generally on the American Stock Exchange, the New York Stock Exchange or the Nasdaq Stock Market has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the Financial Institution Regulatory Authority or any other governmental authority, or (iv) a banking moratorium has been declared by United States federal, Delaware, Virginia or New York authorities.

(b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 3 or Section 4.A(f) hereof.

SECTION 9. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the

Purchasers shall be directed to the addresses set forth on the signature page hereof; and notices to the Offerors shall be directed to Virginia Commerce Bancorp, Inc., 14201 Sullyfield Circle, Suite 500, Chantilly, Virginia 20151, Attention: William K. Beauchesne, with a copy to Kennedy & Baris, LLP, Suite P-15, 4701 Sangamore Road, Bethesda, Maryland 20816, Attention: Noel M. Gruber.

SECTION 10. Parties. This Agreement shall inure to the benefit of and be binding upon each of the Purchaser and the Offerors and their respective successors, assigns, heirs, beneficiaries, legatees and personal representatives. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Purchaser and the Offerors, and their respective successors, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Purchaser and the Offerors and their respective successors, and said controlling persons and other persons and their heirs and legal representatives, and for the benefit of no other person, firm or corporation.

SECTION 11. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF VIRGINIA, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES OF SAID STATE.

EACH OF THE TRUST AND THE COMPANY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL AND VIRGINIA STATE COURTS LOCATED IN THE CITY OF ALEXANDRIA AND/OR THE COUNTIES OF ARLINGTON OR FAIRFAX IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING RELATED TO THIS AGREEMENT OR ANY OF THE MATTERS CONTEMPLATED HEREBY, IRREVOCABLY WAIVES ANY DEFENSE OF LACK OF PERSONAL JURISDICTION AND IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT. EACH OF THE TRUST AND THE COMPANY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

SECTION 12. Disclosure of Tax Treatment and Tax Structure. Notwithstanding anything herein to the contrary, any party to this Agreement (and each employee, representative or other agent of any party to this Agreement) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the offering and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to such tax treatment and tax structure. However, such information relating to the tax treatment or tax structure is required to be kept confidential to the extent necessary to comply with any applicable federal or state securities laws. For this purpose, “tax structure” means any facts relevant to the federal income tax treatment of the offering contemplated by this Agreement but does not include information relating to the identity of the Offerors.

SECTION 13. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

SECTION 14. Counterparts. This Agreement may be executed in any number of counterparts, which together shall constitute one and the same instrument.

SECTION 15. Purchaser Representatives. Each Purchaser hereby designates and appoints Peter A. Converse, William K. Beauchesne and Robert H. L’Hommedieu, or any of them, such Purchaser’s representative and attorney in fact to execute and deliver any and all acknowledgements, receipts, confirmations, certificates or other documents required to be delivered by Purchasers in connection with the Closing of the sale of Securities hereunder and under the Operative Documents.

[Remainder of page intentionally blank – Signature page follows]

IN WITNESS WHEREOF, the undersigned have set their respective hands, duly authorized, as of the date and year first set forth above.

VIRGINIA COMMERCE BANCORP, INC.

By:
Name:
Title:

VCBI CAPITAL TRUST IV

By:
Administrator

PURCHASERS

The undersigned Purchaser represents and warrants that each of the categories initialed below accurately reflects the status of the undersigned, and further represents and warrants that except as marked to the contrary below (a) the undersigned is an accredited investor as that term is defined in the regulations of the Securities and Exchange Commission, and (b) the undersigned meets any additional suitability and/or financial standards or requirements which may be imposed in connection with the sale of the Securities by the law or regulations of the jurisdiction in which he/she/it resides. (Initial those categories which apply)

(1)	The undersigned investor hereby represents that he/she is a director or executive officer of the Company.

(2)	The undersigned investor hereby represents that he/she is a natural person whose net worth at the time of purchase of the Notes, or joint net worth with the undersigned investor’s spouse, exceeds $1,000,000.

(3)	The undersigned investor hereby represents that he/she is a natural person who had income in excess of $200,000 in each of the two most recent years, or who had joint income with the undersigned investor’s spouse in excess of $300,000 in each of those years, and who reasonably expects to reach the same income level in the current year. For the purpose of this category, “income” is the undersigned’s adjusted gross income, as reported on his/her federal income tax return, increased by the following amounts: (i) the amount of any tax-exempt interest income received under Section 103 of the Code; (ii) the amount of losses claimed as a limited partner in a limited partnership as reported on Schedule E of Form 1040; (iii) any deduction claimed for depletions under Section 611 of the Code; and (iv) amounts contributed to an IRA or retirement plan.

(4)	The undersigned investor hereby represents that it is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that he/she is capable of evaluating the merits and risks of an investment in the common stock of the Company.

(5)	The undersigned investor hereby represents that it is a corporation, a Massachusetts or similar business trust,

partnership, or an organization exempt under Section 501(c)(3) of the Internal Revenue Code, which has not been formed for the specific purpose of acquiring the securities offered, and which has total assets in excess of $5,000,000.

(6)	The undersigned investor hereby represents that it is a partnership, corporation or other entity all of whose equity owners satisfy one or more of the conditions set forth in (1) though (5), and a certification as to such status by each such equity owner is attached hereto.

(7)	The undersigned investor hereby represents that he/she/it is an accredited investor not described above, based on the following information:

(8)	The undersigned investor hereby represents that he/she/it is not an accredited investor.

Number of Preferred Securities Purchased:	Warrants:

Aggregate Purchase Price:

Purchaser Sign Here:

Name:	Age:

Residence Address:

Business Address:

Telephone No.: Office:	Residence:

Email Address:	Social Security No.:

Check to indicate to which address mailings should be directed:               ☐   Business         ☐   Residence

The name or names to be on the Securities certificate or certificates and the address and Social Security Number/Tax Identification Number of such person(s) or entity(s) is as follows:

Name:

Address:

SSN/TIN:

The contact information for any lender to whom any of the Securities are to be pledged:

Name:

Address:

Telephone No:

Contact Person:

Should payments of Distributions and redemption payments in respect of the Preferred Securities be delivered to the lender identified above? (mark one)   ☐ Yes ☐ No

ANNEX A

Pursuant to Section 5.A(a) of the Purchase Agreement, special counsel for the Offerors shall deliver an opinion in substantially the following form:

1.             The Company is incorporated and is validly existing as a corporation in good standing under the laws of the Commonwealth of Virginia.

2.             The Company has corporate power and authority to (i) execute and deliver, and to perform its obligations under, the Operative Documents to which it is a party and (ii) issue and perform its obligations under the Debentures.

3.             The Company is registered as a bank holding company under the Bank Holding Company Act of 1956, as amended.

4.             (i) Each Significant Subsidiary is validly existing and in good standing under the laws of the jurisdiction of its organization; and (ii) to the best of our knowledge, all of the issued and outstanding shares of capital stock of each Significant Subsidiary are owned of record by the Company, directly or through other subsidiaries.

5.             The deposit accounts of each of the bank subsidiary of the Company are insured by the Federal Deposit Insurance Corporation up to the maximum amount allowable under applicable law and, to the best of our knowledge, no proceeding for the termination of such insurance is pending or threatened.

6.             Each of the Company and its subsidiaries (i) is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases properties or conducts business and (ii) holds all approvals, authorizations, orders, licenses, certificates and permits from governmental authorities necessary for the conduct of its business, except where the failure to be so qualified or to hold such approvals, authorizations, orders, licenses, certificates and/or permits would not, singularly or in the aggregate, have a Material Adverse Effect.

7.             No consent, approval, authorization or order of or filing, registration or qualification with any Governmental Entity is required under any law or regulation of the United States or the states in which the Company and any bank subsidiary of the Company is organized in connection with the authorization, execution, delivery and performance by the Company of the Operative Documents or the Securities and the consummation of the transactions contemplated thereby except as have already been obtained or made.

8.             The Purchase Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery thereof by the Purchaser, constitutes a valid and binding instrument of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnity and contribution thereunder may be limited under applicable law or public policy, and subject to the qualifications that (i) enforcement thereof may be limited by bankruptcy, insolvency, receivership, reorganization, liquidation, voidable preference, moratorium or other laws (including the laws of fraudulent conveyance and transfer) or judicial decisions affecting the enforcement of creditors’ rights generally or the reorganization of financial institutions; (ii) the enforceability of the obligations of the Company thereunder is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and to the effect of certain laws and judicial decisions upon the availability and enforceability of certain remedies, including the remedies of specific performance and self-help; and (iii) the indemnification and contribution provisions thereof may be limited under applicable laws and certain remedies may not be available in the case of a non-material breach.

9.             The Declaration has been duly authorized, executed and delivered by the Company and the Administrators.

10.           Each of the Guarantee Agreement, the Indenture and the Warrants has been duly authorized, executed, and delivered by the Company and, assuming due authorization, execution and delivery by the Guarantee

Trustee and the Indenture Trustee of the Guarantee Agreement and Indenture, respectively, constitutes a valid and binding instrument of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnity and contribution thereunder may be limited under applicable law or public policy, and subject to the qualifications that (i) enforcement thereof may be limited by bankruptcy, insolvency, receivership, reorganization, liquidation, voidable preference, moratorium or other laws (including the laws of fraudulent conveyance and transfer) or judicial decisions affecting the enforcement of creditors’ rights generally or the reorganization of financial institutions; (ii) the enforceability of the Company’s obligations thereunder is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and to the effect of certain laws and judicial decisions upon the availability and enforceability of certain remedies, including the remedies of specific performance and self-help; and (iii) the indemnification and contribution provisions thereof may be limited under applicable laws and certain remedies may not be available in the case of a non-material breach.

11.           The Debentures have been duly authorized, executed, authenticated and delivered in accordance with the Indenture and constitute valid and binding obligations of the Company and will entitle the holders thereof to the benefits of the Indenture, enforceable against the Company in accordance with their terms, except as rights to indemnity and contribution thereunder may be limited under applicable law or public policy, and subject to the qualifications that (i) enforcement thereof may be limited by bankruptcy, insolvency, receivership, reorganization, liquidation, voidable preference, moratorium or other laws (including the laws of fraudulent conveyance and transfer) or judicial decisions affecting the enforcement of creditors’ rights generally or the reorganization of financial institutions; (ii) the enforceability of the Company’s obligations thereunder is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and to the effect of certain laws and judicial decisions upon the availability and enforceability of certain remedies, including the remedies of specific performance and self-help; and (iii) the indemnification and contribution provisions thereof may be limited under applicable laws and certain remedies may not be available in the case of a non-material breach.

12.           The shares of common stock of the Company issuable upon exercise of the Warrants (the “Warrant Shares”), when issued in accordance with the provisions of the Warrants, including payment of the exercise price thereof, will be duly authorized, validly issued, fully paid and nonassessable shares of the Company’s common stock. No preemptive rights of stockholders of the Company exist with respect to the Warrant Shares under the laws of the Commonwealth of Virginia or the Company’s Articles of Incorporation or, to the best of our knowledge, any agreement, instrument or other document.

13. The execution, delivery and performance of the Operative Documents, the Debentures and the Securities, as applicable, by the Company and the Trust and the consummation by the Company and the Trust of the transactions contemplated by the Operative Documents, as applicable, will not result in any violation of the charter or bylaws of the Company or any subsidiary of the Company, the Declaration, the Trust Certificate, the terms of any indenture or other agreement or instrument known to such counsel and to which the Company or any of its subsidiaries is a party or bound or any judgment, order or decree of any Governmental Entity having jurisdiction over the Company or any of its subsidiaries, or any law or administrative regulation of any state applicable to the Company or any of the subsidiaries.

14. Assuming (i) the accuracy of the representations and warranties, and compliance with the agreements, contained in the Purchase Agreement and (ii) that the Preferred Securities are sold in the manner contemplated by, and in accordance with, the Purchase Agreement and the Declaration, and that the Warrant Shares are issued in accordance with the terms of the Warrants, it is not necessary in connection with the offer, sale and delivery of the Preferred Securities by the Trust to the Purchaser, or the issuance of the Warrant Shares upon exercise of the Warrants, to register the Securities, the Guarantee Agreement or the Debentures, the Warrants or the Warrant Shares under the 1933 Act or to qualify any indenture under the Trust Indenture Act of 1939, as amended.

15. Neither the Company nor the Trust is, and, following the issuance of the Preferred Securities and the consummation of the transactions contemplated by the Operative Documents and the application of the proceeds therefrom, neither the Company nor the Trust will be, an “investment company” or entity “controlled” by an “investment company”, in each case within the meaning of Section 3(a) of the 1940 Act, without regard to Section 3(c) of such Act.

16. To the best of our knowledge, there is no action, suit, proceeding or other investigation or inquiry, before any court or before any public body or board pending or threatened against or involving the Company or any of its subsidiaries which is required to be disclosed in the 1934 Act Reports and is not so disclosed and which could reasonably be expected to have a Material Adverse Effect.

In rendering such opinions, such counsel may (A) state that its opinion is limited to the laws of New York, the laws of the State of Virginia and the Federal laws of the United States and (B) rely as to matters involving the application of laws of any jurisdiction other than New York, Virginia or the United States, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to you and as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials. Further such counsel may assume, without rendering any opinion to such effect, that the laws of the State of New York are substantively identical to the laws of the Commonwealth of Virginia, without regard to conflict of law provisions.

ANNEX B

Pursuant to Section 5.A(b) of the Purchase Agreement, special Delaware counsel for the Trust shall deliver an opinion in substantially the following form:

1. The Trust has been duly formed and is validly existing in good standing as a statutory trust under the Delaware Act.

2. The Declaration constitutes a valid and binding obligation of the Sponsor and Trustees party thereto, enforceable against such Sponsor and Trustees in accordance with its terms.

3. Under the Delaware Act and the Declaration, the Trust has the requisite trust power and authority (i) to own its properties and conduct its business, all as described in the Declaration, (ii) to execute and deliver, and perform its obligations under, the Operative Documents to which it is a party, (iii) to authorize, issue, sell and perform its obligations under its Preferred Securities and Common Securities, and (iv) to purchase and hold the Debentures.

4. The Preferred Securities have been duly authorized for issuance by the Trust and, when issued, executed and authenticated in accordance with the Declaration and delivered against payment therefor in accordance with the Declaration and the Purchase Agreement, will be validly issued and, subject to the qualifications set forth in paragraph 5 below, fully paid and nonassessable undivided beneficial interests in the assets of the Trust and the holders of the Preferred Securities will be entitled to the benefits provided by the Declaration.

5. Each holder of Preferred Securities, in such capacity, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. We note, however, that the holders of the Preferred Securities may be required to make payment or provide indemnity or security as set forth in the Declaration.

6. Under the Declaration and the Delaware Act, the issuance of the Capital Securities and Common Securities is not subject to preemptive rights.

7. The Common Securities have been duly authorized for issuance by the Trust and, when issued and executed in accordance with the Declaration and delivered against payment therefor in accordance with the Declaration and the subscription agreement therefor, will be validly issued undivided beneficial interests in the assets of the Trust and the holders of the Common Securities will be entitled to the benefits provided by the Declaration.

8. Under the Declaration and the Delaware Act, the execution and delivery by the Trust of the Operative Documents to which it is a party, and the performance by the Trust of its obligations thereunder, have been duly authorized by the requisite trust action on the part of the Trust.

9. The issuance and sale by the Trust of its Preferred Securities and Common Securities, the execution, delivery and performance by the Trust of the Operative Documents to which it is a party, the consummation by the Trust of the transactions contemplated by the Operative Documents to which it is party, and the compliance by the Trust with its obligations thereunder are not prohibited by (i) the Declaration or the Trust Certificate, or (ii) any law or administrative regulation of the State of Delaware applicable to the Trust.

10. No authorization, approval, consent or order of any Delaware court or Delaware governmental authority or Delaware agency is required to be obtained by the Trust solely in connection with the issuance and sale by the Trust of its Preferred Securities and Common Securities, the due authorization, execution and delivery by the Trust of the Operative Documents to which it is a party or the performance by the Trust of its obligations under the Operative Documents to which it is a party.

11. The holders of the Preferred Securities (other than those holders who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Trust, and the Trust will not be liable for any income tax imposed by the State of Delaware.

ANNEX C

Pursuant to Section 5.A(c) of the Purchase Agreement, special tax counsel for the Offerors shall deliver an opinion to the effect that:

1.               Under current law and assuming the performance of the Operative Documents in accordance with the terms described therein, the Debentures will be treated for United States federal income tax purposes as indebtedness of the Company.

2.               The Trust will be classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a corporation.

ANNEX D

Pursuant to Section 5(d) of the Purchase Agreement, counsel to the Guarantee Trustee, the Institutional Trustee, the Delaware Trustee and the Indenture Trustee shall deliver an opinion in substantially the following form:

1. Wilmington Trust Company (“WTC”) is a Delaware banking corporation with trust powers, duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with requisite corporate power and authority to execute and deliver, and to perform its obligations under, the Declaration, the Guarantee Agreement and the Indenture (collectively, the “Transaction Documents”).

2. The execution, delivery, and performance by WTC of the Transaction Documents have been duly authorized by all necessary corporate action on the part of WTC, and the Transaction Documents have been duly executed and delivered by WTC.

3. The execution, delivery and performance of the Transaction Documents by WTC and the consummation of any of the transactions by WTC contemplated thereby are not prohibited by (i) the charter or bylaws of WTC, (ii) any law or administrative regulation of the State of Delaware or the United States of America governing the banking and trust powers of WTC, or (iii) to our knowledge (based and relying solely on the Officer Certificates), any agreements or instruments to which WTC is a party or by which WTC is bound or any judgments or order applicable to WTC.

4. The Debentures delivered on the date hereof have been authenticated by due execution thereof and delivered by WTC, as Indenture Trustee, in accordance with the Indenture. The Capital Securities delivered on the date hereof have been authenticated by due execution thereof and delivered by WTC, as Property Trustee, in accordance with the Declaration.

5. None of the execution, delivery and performance by WTC of the Transaction Documents and the consummation of any of the transactions by WTC contemplated thereby requires the consent, authorization, order or approval of, the withholding of objection on the part of, the giving of notice to, the registration with or the taking of any other action in respect of, any governmental authority or agency under any law or administrative regulation of the State of Delaware or the United States of America governing the banking and trust powers of WTC, except for the filing of the Trust Certificate with the Office of the Secretary of State of the State of Delaware pursuant to the Delaware Act (which filing has been duly made).

ANNEX E

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAW. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY ONLY (A) TO THE SPONSOR OR THE TRUST, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A IN ACCORDANCE WITH RULE 144A, (D) TO A NON-U.S. PERSON IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF SUBPARAGRAPH (A) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS CAPITAL SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE SPONSOR’S AND THE TRUST’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM IN ACCORDANCE WITH THE AMENDED AND RESTATED DECLARATION OF TRUST OF VCBI CAPITAL TRUST IV, A COPY OF WHICH MAY BE OBTAINED FROM THE SPONSOR OR THE TRUST. HEDGING TRANSACTIONS INVOLVING THIS SECURITY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

ANNEX F

FORM OF PLEDGEE’S ACKNOWLEDGEMENT AND AGREEMENT

TO:         Virginia Commerce Bancorp, Inc.

The undersigned hereby advises Virginia Commerce Bancorp, Inc. (the “Company”) that the undersigned is the holder of a valid lien, security interest or other encumbrance (the “pledge”) secured by the below described Trust Preferred Securities of VCBI Capital Trust IV (the “Preferred Securities”) and/or warrants to purchase shares of Virginia Commerce Bancorp, Inc. common stock (the “Warrants” and collectively with the Preferred Securities the “Securities”).

The undersigned acknowledges that it has been provided with a copy of the Purchase Agreement executed by the registered holder of the Securities (the “Agreement”), and that such Agreement contains limitations on the ability to transfer and sell the Securities, which such limitations are prescribed for the purpose of protecting the exemption from registration under the Securities Act of 1933, as amended and comparable provisions of state securities laws pursuant to which the Securities were issued without registration.

The undersigned hereby acknowledges and agrees that the transfer provisions of the Agreement are applicable to the Securities and that it shall abide by and comply with such provisions in the event that the undersigned acquires the Securities pursuant to the terms of the pledge agreement between the undersigned and the registered holder. This agreement shall be binding upon the undersigned and the undersigned’s estate, heirs, successors, assigns, transferees and personal representatives.

IN WITNESS WHEREOF, the undersigned has set its hand, duly authorized, as of this          day of                     , 20      .

Name:
Title:
Organization:

Pledged Securities:

Preferred Securities Certificate No:	Warrant Certificate Number:

Number of Preferred Securities:	Number of Shares Subject to Warrant:

Name of Registered Holder: